EXHIBIT 32.1
CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Massey Energy Company (the “Company”) for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don L. Blankenship, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don L. Blankenship
Don L. Blankenship
Chairman, Chief Executive Officer and
President

May 9, 2008